March 6, 2009

DREYFUS DISCOVERY FUND (formerly known as Dreyfus Founders Discovery Fund)

DREYFUS EQUITY GROWTH FUND (formerly known as Dreyfus Founders Equity Growth Fund)

DREYFUS GLOBAL GROWTH FUND (formerly known as Dreyfus Founders Worldwide Growth Fund)

DREYFUS MID-CAP GROWTH FUND (formerly known as Dreyfus Founders Mid-Cap Growth Fund)

DREYFUS PASSPORT FUND (formerly known as Dreyfus Founders Passport Fund)

Supplement to Prospectuses
Dated May 1, 2008
(as previously supplemented)

The section of each prospectus entitled “The Fund - Main Risks” is hereby amended by the addition of the following paragraph:

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or in exercising rights to the collateral.

March 6, 2009

DREYFUS FUNDS, INC. (formerly known as Dreyfus Founders Funds, Inc.)

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2008 (as previously supplemented)

Investment Strategies and Risks

The section of the Statement of Additional Information entitled “Investment Strategies and Risks” is hereby amended by the addition of the following paragraph:

Lending Portfolio Securities

     Each Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loan to vote proxies if a material issue affecting the Fund’s investment is to be voted upon. Loans of portfolio securities may not exceed 33 1/3% of the value of each Fund’s total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. The Fund may participate in a securities lending program operated by The Bank of New York Mellon, as lending agent (the “Lending Agent”). The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Founders Asset Management LLC (“Founders”) to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by The Dreyfus Corporation (an affiliate of Founders), repurchase agreements or other high quality instruments with short maturities.